CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2013	Dec. 31, 2012
CONDENSED CONSOLIDATED BALANCE SHEETS [Abstract]
Convertible debt, beneficial conversion feature		$ 5,989
Common stock, par value per share	$ 0.001	$ 0.001
Common stock, shares authorized	1,000,000,000	1,000,000,000
Common stock, shares issued	336,424,883	336,424,883
Common stock, shares outstanding	336,424,883	336,424,883